SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                 Date of Report: August 29, 2002




                  ALPHA HOSPITALITY CORPORATION

       (Exact Name of Registrant as Specified in Charter)





Delaware                           1-12522              13-3714474
(State or other jurisdiction   (Commission File No.)   (IRS Employer
of incorporation)                                      Identification No.)




707 Skokie Boulevard, Suite 600, Northbrook, Illinois        60062
(Address  of Principal Executive Offices)                    (Zip Code)



Registrant's  telephone number, including area code:  (847) 418-3804

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                  ALPHA HOSPITALITY CORPORATION

                                    INDEX



     Item 7.  Financial Statements and Exhibits   3

     Item 9.  Regulation FD Disclosure            3

     Signature                                    4

ITEM 7.  EXHIBITS.

(c) Exhibits


          99.1  Press Release dated August 29, 2002


ITEM 9.  REGULATION FD DISCLOSURE

     On August 29, 2002, Alpha Hospitality Corporation issued a press release with respect to Catskill Development LLC intending to engage an investment banker to explore its strategic alternatives with regards to the Monticello Raceway.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: August 29, 2002                    ALPHA HOSPITALITY CORPORATION
                                                 (Registrant)

                                      By: /s/ Scott A. Kaniewski
                                              Scott A. Kaniewski
                                              Chief Financial Officer

EXHIBIT 99.1

          [LETTERHEAD OF ALPHA HOSPITALITY CORPORATION]

Contact:
Scott A. Kaniewski
Chief Financial Officer
(847) 418-3804


NORTHBROOK, IL - August 29, 2002 -- Alpha Hospitality Corporation

(NASDAQ  and  BSE:  ALHY) ("Alpha") announced that  it  has  been notified  by Catskill Development, LLC ("Catskill") that Catskill intends  to engage an investment banker to explore its  strategic

alternatives   with   regards  to  the  Monticello   Raceway   in

Monticello,  New York.  Alpha intends to continue  reviewing  its alternatives to maximize the value of its assets.


To the extent the content of this press release includes forward-looking statements, they involve risks and uncertainties that are described from time to time in the Company's reports filed with the Securities and Exchange Commission. The Company wishes to caution readers not to place undue reliance on such forward-looking statements, which statements are made pursuant to the Private Securities Litigation Reform Act of 1994, and as such, speak only of the date made.

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